EXHIBIT 99.1

                         SUBSEQUENT TRANSFER INSTRUMENT

         Pursuant to this Subsequent Transfer Instrument, dated December 16, 2004 (the "Instrument"), between Ameriquest Mortgage Securities Inc. as seller (the "Depositor") and Deutsche Bank National Trust Company as trustee (the "Trustee") of the Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-R11, and pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, Ameriquest Mortgage Company as master servicer and the Trustee, the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

         Section 1. CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

         (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Master Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

         (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated the date hereof, between the Depositor as purchaser and the Master Servicer as originator and as seller, to the extent of the Subsequent Mortgage Loans.

         (c) Additional terms of the sale are set forth on Attachment A hereto.

         Section 2. REPRESENTATIONS AND WARRANTIES; CONDITIONS PRECEDENT.

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         (d)      The Depositor hereby confirms that each of the conditions
                  precedent and the representations and warranties set forth in
                  Section 2.09 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

         (e) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

         Section 3. RECORDATION OF INSTRUMENT.

         To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

         Section 4. GOVERNING LAW.

         This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

         Section 5. COUNTERPARTS.

         This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

         Section 6. SUCCESSORS AND ASSIGNS.

         This Instrument shall inure to the benefit of and be binding upon the Depositor, the Trustee and their respective successors and assigns.

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                                            Ameriquest Mortgage SECURITIES INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            DEUTSCHE BANK NATIONAL TRUST
                                            COMPANY, as Trustee


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


ATTACHMENTS

A.       Additional terms of sale.
B.       Schedule of Subsequent Mortgage Loans.

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                                  ATTACHMENT A
                                  ------------

                                  ATTACHMENT A
                                  ------------


                            ADDITIONAL TERMS OF SALE

         General

                  1.       Subsequent Cut-off Date: December 1, 2004
                  2.       Subsequent Transfer Date: December 16, 2004
                  3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date:
                           $299,979,952.72
                  4.       Purchase Price: 100.00%

         The following representations and warranties with respect to such Subsequent Mortgage Loan determined as of the related Subsequent Cut-off Date are true and correct: (i) the Subsequent Mortgage Loan may not be 30 or more days delinquent as of the related Subsequent Cut-off Date; (ii) the remaining term to stated maturity of the Subsequent Mortgage Loan shall not be less than 114 months and shall not exceed 360 months from its first payment date; (iii) the Subsequent Mortgage Loan may not provide for negative amortization; (iv) the Subsequent Mortgage Loan shall not have a Loan-to-Value Ratio greater than 95.00%; (v) the Subsequent Mortgage Loans shall have, as of the Subsequent Cut-off Date, a weighted average term since origination not in excess of 5 months; (vi) no Subsequent Mortgage Loan shall have a Mortgage Rate less than 5.750% or greater than 13.750%; (vii) the Subsequent Mortgage Loan shall have been serviced by the Master Servicer since origination or purchase by the Originator in accordance with its standard servicing practices; (viii) the Subsequent Mortgage Loan must have a first payment date occurring on or before March 1, 2005; (ix) the Subsequent Mortgage Loan shall have a Stated Principal Balance no greater than $879,220 and (x) the Subsequent Mortgage Loan shall have been underwritten in accordance with the criteria set forth under the section "The Mortgage Pool--Underwriting Standards; Representations" in the Prospectus Supplement.

         Following the purchase of the Subsequent Group I Mortgage Loans, the Group I Mortgage Loans (including the related Subsequent Group I Mortgage Loans) shall, as of the related Subsequent Cut-off Date: (i) have a weighted average original term to stated maturity of not more than 351 months from the first payment date thereon; (ii) have a weighted average Mortgage Rate of not less than 7.534% and not more than 7.634%; (iii) have a weighted average Loan-to-Value Ratio of not more than 77.64%, (iv) have no Mortgage Loan with a Stated Principal Balance in excess of Freddie Mac loan limits, (v) consist of Mortgage Loans with Prepayment Charges representing no less than approximately 64.56% of the Group I Mortgage Loans, (vi) with respect to the Adjustable-Rate Mortgage Loans in Loan Group I, have a weighted average Gross Margin of not less than 6.005%, (vii) have a weighted average FICO score of not less than 611;
(viii) will have no more than 15.40% of the Group I Mortgage Loans with a FICO score of less than 540, in each case, measured by aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date or Subsequent Cut-off Date, as applicable and (ix) will have no less than 61.37% of the Group I Mortgage Loans covered by a PMI Policy.

         Following the purchase of the Subsequent Group II Mortgage Loans, the Group II Mortgage Loans (including the related Subsequent Group II Mortgage Loans) shall, as of the related Subsequent Cut-off Date: (i) have a weighted average original term to stated maturity of not more than 358 months from the first payment date thereon; (ii) have a weighted average Mortgage Rate of not less than 7.064% and not more than 7.164%; (iii) have a weighted average Loan-to-Value Ratio of not

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more than 79.80%; (iv) have no Mortgage Loan with a Stated Principal Balance in excess of $879,220; (v) consist of Mortgage Loans with Prepayment Charges representing no less than approximately 72.94% of the Group II Mortgage Loans;
(vi) with respect to the Adjustable-Rate Mortgage Loans in Loan Group II, have a weighted average Gross Margin of not less than 5.769%, (vii) have a weighted average FICO score of not less than 635, (viii) will have no more than 4.39% of the Group II Mortgage Loans with a FICO score of less than 540, in each case, measured by aggregate Stated Principal Balance of the Group II Mortgage Loans as of the related Cut-off Date or Subsequent Cut-off Date, as applicable and (ix) will have no less than 87.53% of the Group II Mortgage Loans covered by a PMI Policy.

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                                  ATTACHMENT B
                                  ------------

                      SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

                                [Filed by Paper]